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News Release HP Inc. Announces Fiscal 2018 Financial Outlook
PALO ALTO, CA – October 12, 2017 – HP (NYSE: HPQ) –
News highlights:

•	Estimates GAAP diluted net earnings per share from continuing operations for fiscal 2018 of $1.69 to $1.79

•	Estimates non-GAAP diluted net earnings per share for fiscal 2018 of $1.74 to $1.84

•	Estimates fiscal 2018 free cash flow of at least $3.0 billion

•	Expects to return 50% - 75% of fiscal 2018 free cash flow to shareholders through dividends and share repurchases

Today at HP Inc.’s 2017 Securities Analyst Meeting (SAM), the company provided details on its strategy and opportunities for long-term growth, coupled with its financial outlook for fiscal 2018.
“Fiscal 2017 has been a tremendous year for HP and we are just getting started. We’ve delivered reliable earnings and cash flow, taken profitable share, driven productivity, stabilized our core businesses, and importantly, we grew,” said Dion Weisler, President and Chief Executive Officer, HP Inc. “We are well positioned to lead in the core, accelerate growth opportunities, like A3 and Graphics in Printing and commercial transformation in Personal Systems, and capture the future with 3D Printing in plastics and now metals.”
Fiscal 2018 outlook
For fiscal 2018, the company estimates GAAP diluted net earnings per share from continuing operations to be in the range of $1.69 to $1.79 and estimates non-GAAP diluted net earnings per share to be in the range of $1.74 to $1.84. Fiscal 2018 non-GAAP diluted net earnings per share estimates exclude after-tax costs primarily related to items such as restructuring and other charges, acquisition-related charges, defined benefit plan settlement charges, amortization of intangible assets, non-operating retirement-related credits/(charges), net tax indemnifications, net valuation allowances and discontinued operations.

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Based on the current environment, HP anticipates generating free cash flow of at least $3.0 billion for fiscal 2018.
HP expects to return 50%-75% of annual free cash flow to shareholders. In fiscal 2018, the company indicated that it expects to be towards the higher end of that range, with a 5% increase in the planned quarterly dividend amount, and the balance returned to shareholders through share repurchases.
“HP has been building strong business momentum, demonstrating our strategy is working.” said Cathie Lesjak, Chief Financial Officer. “We expect to continue our momentum in fiscal 2018. We have shown that we can deliver in the short-term, while also positioning ourselves for long-term success.”
Webcast details
A webcast of today’s event, along with management presentations and other materials, is available at www.hp.com/investor/SAM2017. This news release contains only a summary of some of the information being presented at today’s event and should be read in conjunction with the management presentations and other materials made available on that website.
About HP Inc.
HP Inc. creates technology that makes life better for everyone, everywhere. Through our portfolio of printers, PCs, mobile devices, solutions, and services, we engineer experiences that amaze. More information about HP Inc. (NYSE: HPQ) is available at http://www.hp.com.
Forward-looking statements
Today’s presentations contain forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP Inc. and its consolidated subsidiaries (“HP”) may differ materially from those expressed or implied by such forward-looking statements and assumptions.
All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of net revenue, margins, expenses, effective tax rates, net earnings, net earnings per share, cash flows, benefit plan funding, deferred taxes, share repurchases, foreign currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring and other charges; any statements of the plans, strategies and objectives of management for future operations, including the execution of restructuring plans and any resulting cost savings, net revenue or profitability improvements; any statements concerning

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the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief, including with respect to the timing and expected benefits of acquisitions and other business combinations and investment transactions; and any statements of assumptions underlying any of the foregoing.
Risks, uncertainties and assumptions include the need to address the many challenges facing HP’s businesses; the competitive pressures faced by HP’s businesses; risks associated with executing HP’s strategy; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of HP’s products and the delivery of HP’s services effectively; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; risks associated with HP’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its suppliers, customers, clients and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the results of the restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of HP’s business) and the anticipated benefits of the restructuring plans; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2016 and HP’s other filings with the Securities and Exchange Commission.
As in prior periods, the financial information set forth in today’s presentations, including any tax-related items, reflects estimates based on information available at this time. While HP believes these estimates to be reasonable, these amounts could differ materially from reported amounts in HP’s Annual Reports on Form 10-K for the fiscal years ending October 31, 2017 and October 31, 2018. HP assumes no obligation and does not intend to update these forward-looking statements. HP’s Investor Relations website at http://www.hp.com/investor/home contains a significant amount of information about HP, including financial and other information for investors. HP encourages investors to visit its website from time to time, as information is updated and new information is posted.

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Use of non-GAAP financial information
To supplement HP’s consolidated financial statements presented on a generally accepted accounting principles (“GAAP”) basis, HP provides net revenue on a constant currency basis, non-GAAP total operating expense, non-GAAP operating margin, non-GAAP tax rate, non-GAAP net earnings, non-GAAP diluted net earnings per share, free cash flow, gross cash and net cash (debt) financial measures. HP also provides forecasts of non-GAAP diluted net earnings per share. These non-GAAP financial measures are not computed in accordance with, or as an alternative to, generally accepted accounting principles in the United States. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the slides presented at the 2017 Securities Analyst Meeting. In addition, an explanation of the ways in which HP’s management uses these non-GAAP measures to evaluate its business, the substance behind HP’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP’s management compensates for those limitations, and the substantive reasons why HP’s management believes that these non-GAAP measures provide useful information to investors is included below. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for net revenue, operating profit from continuing operations, operating margin from continuing operations, net earnings from continuing operations, diluted net earnings per share from continuing operations or cash and cash equivalents prepared in accordance with GAAP.
Use and economic substance of non-GAAP financial measures
Net revenue on a constant currency basis assumes no change in the foreign currency exchange rate from the prior-year period. Non-GAAP operating margin is defined to exclude the effects of any amounts relating to restructuring and other charges, acquisition-related charges, defined benefit plan settlement charges, amortization of intangible assets and non-operating retirement-related credits/(charges). Non-GAAP net earnings and non-GAAP diluted net EPS consist of net earnings from continuing operations or diluted net EPS from continuing operations excluding those same charges and net tax indemnifications. In addition, non-GAAP net earnings and non-GAAP diluted net EPS are adjusted by the amount of additional taxes or tax benefits associated with each non-GAAP item and other tax benefits or charges as a consequence of the separation of Hewlett Packard Enterprise Company from HP Inc. (the “Separation”). HP’s management uses these non-GAAP financial measures for purposes of evaluating HP’s historical and prospective financial performance, as well as HP’s performance relative to its competitors. HP’s management also uses these non-GAAP measures to further its own understanding of HP’s segment

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operating performance. HP believes that excluding the items mentioned above for these non-GAAP financial measures allows HP’s management to better understand HP’s consolidated financial performance in relation to the operating results of HP’s segments, as HP’s management does not believe that the excluded items are reflective of ongoing operating results. More specifically, HP’s management excludes each of those items mentioned above for the following reasons:

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Restructuring and other charges are (i) costs associated with a formal restructuring plan and are primarily related to employee termination costs and benefits, costs of real estate consolidation and other non-labor charges; and (ii) other charges, which include non-recurring costs that are distinct from ongoing operational costs. HP excludes these restructuring and other charges (and any reversals of charges recorded in prior periods) for purposes of calculating these non-GAAP measures because HP believes that these historical costs do not reflect expected future operating expenses and do not contribute to a meaningful evaluation of HP's current operating performance or comparisons to HP's operating performance in other periods.

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HP incurs cost related to its acquisitions, which it would not have otherwise incurred as part of its operations. The charges are direct expenses such as third-party professional and legal fees, and integration-related costs. These charges related to acquisitions are inconsistent in amount and frequency and are significantly impacted by the timing and nature of HP's acquisitions. HP believes that eliminating such expenses for purposes of calculating these non-GAAP measures facilitates a more meaningful evaluation of HP's current operating performance and comparisons to HP's past operating performance.

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HP incurs charges relating to the amortization of intangible assets. Those charges are included in HP’s GAAP earnings from continuing operations, operating margin from continuing operations, net earnings from continuing operations and diluted net EPS from continuing operations. Such charges are significantly impacted by the timing and magnitude of HP’s acquisitions and any related impairment charges. Consequently, HP excludes these charges for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s operating performance in other periods.

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Non-operating retirement-related credits/(charges) includes certain market-related factors such as interest cost, expected return on plan assets, amortized actuarial gains or losses, and impacts from other market-related factors associated with HP’s defined benefit pension and post-retirement benefit plans. The market-driven retirement-related adjustments are primarily due to the changes in pension plan

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assets and liabilities which are tied to financial market performance and HP considers these adjustments to be outside the operational performance of the business. Non-operating retirement-related credits/(charges) also include certain plan curtailments, settlements and special termination benefits related to HP’s defined benefit pension and post-retirement benefit plans. HP believes that eliminating such adjustments for purposes of calculating non-GAAP measures facilitates a more meaningful evaluation of HP's current operating performance and provides better transparency into the segment operating results.

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As part of the Separation, HP evaluates all tax uncertain positions to determine the indemnification amounts under the Tax Matters Agreement with Hewlett Packard Enterprise Company and records the adjustments as net tax indemnifications amounts for the quarter. HP excludes these adjustments for the purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s operating performance in other periods.

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HP incurred defined benefit plan settlement charges relating to the U.S. HP pension plan. The charges are associated with the net settlement and remeasurement resulting from voluntary lump sum payments offered to certain terminated vested participants. HP excludes these charges for the purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s operating performance in other periods.

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As part of the Separation, HP recorded several Separation-related items including: the reversal of a previously recorded valuation allowance, the write-off of specific deferred taxes providing no continued benefit to HP and the entry of certain Separation-related deferred tax expense.  HP believes that eliminating these amounts for purposes of calculating non-GAAP net earnings facilitates a more meaningful comparison of HP’s net earnings to other periods, as HP’s management does not believe that the excluded items are reflective of ongoing operating results.

Free cash flow is a non-GAAP measure that is defined as cash flow from operations less net capital expenditures. Net capital expenditures is defined as investments in property, plant and equipment less proceeds from the sale of property, plant and equipment. Gross cash is a non-GAAP measure that is defined as cash and cash equivalents plus short-term investments and certain long-term investments that may be liquidated within 90 days pursuant to the terms of existing put options or similar rights. HP’s management uses gross cash for the purpose of determining the amount of cash available for investment in HP’s businesses, repurchasing stock and other purposes. HP’s management also uses gross cash to evaluate HP’s historical and prospective liquidity. Because gross cash includes liquid

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assets that are not included in GAAP cash and cash equivalents, HP believes that gross cash provides a helpful assessment of HP’s liquidity. Net cash (debt) is defined as gross cash less gross debt after adjusting the effect of unamortized premium/discount on debt issuance, debt issuance costs and unrealized gains/losses on fair value hedges and interest rate swaps.
Material limitations associated with use of non-GAAP financial measures
These non-GAAP financial measures may have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of HP’s results as reported under GAAP. Some of the limitations in relying on these non-GAAP financial measures are:

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Items such as amortization of intangible assets, though not directly affecting HP’s cash position, represent the loss in value of intangible assets over time. The expense associated with this change in value is not included in non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted net EPS, and therefore does not reflect the full economic effect of the change in value of those intangible assets.

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Items such as restructuring and other charges, acquisition-related charges, non-operating retirement-related credits/(charges), defined benefit plan settlement charges, net tax indemnifications and net valuation allowance, and separation taxes and adjustments that are excluded from non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted net EPS can have a material impact on the equivalent GAAP earnings measure and cash flows.

•	HP may not be able to immediately liquidate the short-term and long-term investments included in gross cash, which may limit the usefulness of gross cash as a liquidity measure.

•	Other companies may calculate the non-GAAP financial measures differently than HP, limiting the usefulness of those measures for comparative purposes.

Compensation for limitations associated with use of non-GAAP financial measures
HP compensates for the limitations on its use of non-GAAP financial measures by relying primarily on its GAAP results and using non-GAAP financial measures only supplementally. HP also provides robust and detailed reconciliations of each non-GAAP financial measure to its most directly comparable GAAP measure within this news release and in other written materials that include these non-GAAP financial measures, and HP encourages investors to review those reconciliations carefully.

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Usefulness of non-GAAP financial measures to investors
HP believes that providing net revenue on a constant currency basis, non-GAAP operating margin, non-GAAP tax rate, non-GAAP total operating expense, non-GAAP net earnings, non-GAAP diluted net EPS, free cash flow, gross cash and net cash (debt) to investors in addition to the related GAAP financial measures provides investors with greater transparency to the information used by HP’s management in its financial and operational decision making and allows investors to see HP’s results “through the eyes” of management. HP further believes that providing this information better enables HP’s investors to understand HP’s operating performance and financial condition and to evaluate the efficacy of the methodology and information used by HP’s management to evaluate and measure such performance and financial condition. Disclosure of these non-GAAP financial measures also facilitates comparisons of HP’s operating performance with the performance of other companies in HP’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner.

© 2017 HP Development Company, L.P. The information contained herein is subject to change without notice. The only warranties for HP Inc. products and services are set forth in the express warranty statements accompanying such products and services. Nothing herein should be construed as constituting an additional warranty. HP Inc. shall not be liable for technical or editorial errors or omissions contained herein.

Contacts
Media Relations, HP
mediarelations@hp.com
Investor Relations, HP
investorrelations@hp.com

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